Exhibit 4.1

GE DEALER FLOORPLAN MASTER NOTE TRUST,

as Issuer,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Indenture Trustee

FORM OF SERIES 2012-3 INDENTURE SUPPLEMENT
Dated as of July 31, 2012

2012-3 Indenture Supplement

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Table of Contents

(continued)

EXHIBIT A-1	FORM OF CLASS A NOTE
EXHIBIT A-2	FORM OF CLASS B NOTE
EXHIBIT A-3	FORM OF CLASS C NOTE
EXHIBIT B	FORM OF MONTHLY SERVICER’S CERTIFICATE

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This SERIES 2012-3 INDENTURE SUPPLEMENT, dated as of July 31, 2012 (this “Indenture Supplement”), is between GE DEALER FLOORPLAN MASTER NOTE TRUST, a Delaware statutory trust (herein, the “Issuer” or the “Trust”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, not in its individual capacity, but solely as indenture trustee (herein, together with its successors thereunder as provided in the Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of August 12, 2004 (as amended or supplemented, the “Indenture”), between the Issuer and the Indenture Trustee (as successor in interest to Wilmington Trust Company).

The Principal Terms of Series 2012-3 are set forth in this Indenture Supplement.

ARTICLE I
DEFINITIONS

SECTION 1.1. Definitions.

(a)          Capitalized terms used and not otherwise defined herein are used as defined in Section 1.1 of the Indenture. This Indenture Supplement shall be interpreted in accordance with the conventions set forth in Section 1.2 of the Indenture.

(b)          Each capitalized term defined herein relates only to Series 2012-3 and to no other Series. Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings:

“Accumulation Shortfall” means (a) for the first Transfer Date during the Controlled Accumulation Period, zero; and (b) thereafter, for any Transfer Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Payment Date over the amount deposited into the Principal Account pursuant to Section 4.4(c)(i) for the previous Transfer Date.

“Addition Date” is defined in the First Tier Agreement.

“Administration Agreement” means the Administration Agreement, dated as of August 12, 2004, among the Administrator, the Trustee and the Issuer.

“Administrator” means General Electric Capital Corporation, in its capacity as Administrator under the Administration Agreement or any other Person designated as an Administrator under the Administration Agreement.

“Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction (which shall not exceed one hundred percent (100%)):

(a)  the numerator of which shall be equal to:

(i) for Non-Principal Collections and the Default Amount at all times and for Principal Collections during the Revolving Period, the Collateral Amount at the end of the last day of the prior Monthly Period or, in the case of the Monthly Period during which the Closing Date occurs, the Closing Date; and

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(ii) for Principal Collections during the Controlled Accumulation Period and the Early Amortization Period, the Collateral Amount at the end of the last day of the Revolving Period; provided that on and after the date on which an amount equal to the Note Principal Balance and the Principal Overcollateralization Amount has been deposited into the Principal Account, the numerator for Principal Collections shall equal zero; and

(b)  the denominator of which shall be the greater of (i) the result of (x) the Aggregate Principal Receivables minus (y) the sum of the aggregate amount of each Dealer Overconcentration, Manufacturer Overconcentration and Product Line Overconcentration as most recently determined, and (ii) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Non-Principal Collections, Principal Collections or the Default Amount, as applicable, for all outstanding Series on such date of determination. The denominator described in this clause (b) shall be determined as of the opening of business on the first day of the Monthly Period for which the Allocation Percentage is being determined; provided that for purposes of subclause (ii) of this clause (b), the Collateral Amount for the Series 2012-3 Notes shall be included in the calculation made on the first day of the Monthly Period that includes the Closing Date.

“Available Non-Principal Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Non-Principal Collections for such Monthly Period, (b) the Series 2012-3 Excess Non-Principal Collections for such Monthly Period and (c) Investment Earnings.

“Available Principal Collections” means, for any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.7 are required to be applied on the related Payment Date, plus (c) without duplication, the sum of (i) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2012-3 for application as Shared Principal Collections), (ii) the aggregate amount to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii), (iii) during the Controlled Accumulation Period or an Early Amortization Period, the amount of Available Non-Principal Collections used to make a deposit in the Principal Account or to pay principal on the Series 2012-3 Notes pursuant to Sections 4.4(a)(x) and (xii) for the related Payment Date, and (iv) any distribution of amounts on deposit in the Reserve Account on the Series 2012-3 Final Maturity Date pursuant to Section 4.10.

“Available Reserve Account Amount” means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Reserve Account (exclusive of Investment Earnings on such date and before giving effect to any deposit to, or withdrawal from, the Reserve Account made or to be made with respect to such date) and (b) the Required Reserve Account Amount, in each case on such Transfer Date.

“Benefit Plan” means (i) an “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975(e)(1) of the

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Code that is subject to Section 4975 of the Code or (iii) an entity whose underlying assets include plan assets by reason of investment by an employee benefit plan or plan in such entity.

“Class A Monthly Interest” is defined in Section 4.1(a).

“Class A Note Initial Principal Balance” means $600,000,000.

“Class A Note Interest Rate” means a per annum rate of 0.49% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

“Class A Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

“Class A Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

“Class A Required Amount” means, for any Payment Date, an amount equal to the excess of the sum of the amounts described in Sections 4.4(a)(i), (ii) and (iii) over Available Non-Principal Collections applied to pay such amount pursuant to Section 4.4(a).

“Class B Monthly Interest” is defined in Section 4.1(b).

“Class B Note Initial Principal Balance” means $12,632,000.

“Class B Note Interest Rate” means a per annum rate of 0.90% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

“Class B Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

“Class B Required Amount” means, for any Payment Date, an amount equal to the excess of the amount described in Section 4.4(a)(iv) over Available Non-Principal Collections applied to pay such amount pursuant to Section 4.4(a).

“Class C Monthly Interest” is defined in Section 4.1(c).

“Class C Note Initial Principal Balance” means $18,948,000.

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“Class C Note Interest Rate” means a per annum rate of 1.50% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period.

“Class C Note Principal Balance” means, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

“Class C Note Transfer” is defined in Section 2.2(b).

“Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register.

“Class C Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

“Class C Required Amount” means with respect to any Payment Date, an amount equal to the excess of the amount described in Section 4.4(a)(v) over Available Non-Principal Collections applied to pay such amount pursuant to Section 4.4(a).

“Closing Date” means July 31, 2012.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral Amount” means, as of any date of determination, an amount equal to the excess, if any, of (a) the Note Principal Balance on such date plus the Principal Overcollateralization Amount on such date, over (b) the excess, if any, of (i) the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over (ii) the reimbursements of such Investor Charge-Offs and Reallocated Principal Collections pursuant to Section 4.4(a)(vii) prior to such date of determination. For avoidance of doubt, the Collateral Amount cannot be less than zero.

“Controlled Accumulation Amount” for each Transfer Date with respect to the Controlled Accumulation Period will be equal to (i) the sum of the Note Principal Balance and the Principal Overcollateralization Amount as of the last day of the Revolving Period divided by (ii) the Controlled Accumulation Period Length; provided that the Controlled Accumulation Amount for any Payment Date shall not exceed the sum of the Note Principal Balance and the Principal Overcollateralization Amount, minus any amount already on deposit in the Principal Account on such Transfer Date.

“Controlled Accumulation Date” means May 1, 2015, subject to adjustment pursuant to Section 4.12.

 “Controlled Accumulation Period” means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on the Controlled Accumulation Date and ending on the earliest to occur of (a) the commencement of the Early Amortization Period, (b) the Series Maturity Date, and (c) the date on which the Note Principal Balance and the Principal Overcollateralization Amount have been paid in full.

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“Controlled Accumulation Period Length” is defined in Section 4.12.

“Controlled Deposit Amount” means, for any Transfer Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Payment Date and any existing Accumulation Shortfall.

“Default Rate” means, for any Monthly Period, the product of (a) a fraction (expressed as a percentage), (i) the numerator of which is the excess of (x) the Default Amount for such Monthly Period (calculated as of the end of the last day of such Monthly Period), over (y) the portion of the Default Amount allocated to the Transferor pursuant to Section 8.4 of the Indenture in respect of the accounts receivable and asset based lending receivables Product line for such Monthly Period and (ii) the denominator of which is the excess of (x) the Combined Outstanding Principal Balances as of the beginning of such Monthly Period, over (y) the Product Line Overconcentration for the accounts receivable and asset based lending receivables Product line used for purposes of making allocations for such Monthly Period times (b) 12.

“Designated Maturity” means, for any LIBOR Determination Date, one month; provided that LIBOR for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between two rates determined in accordance with Section 4.13, one of which will be determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.

“Distribution Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Early Amortization Period” means the period commencing on the date on which a Trust Early Amortization Event or a Series 2012-3 Early Amortization Event is deemed to occur and ending on the Series Maturity Date. Notwithstanding anything to the contrary in this Indenture Supplement, an Early Amortization Period that commences before the Controlled Accumulation Date may terminate, and the Revolving Period may recommence, if the Rating Agency Condition is satisfied.

“Expected Principal Payment Date” means the Payment Date in June of 2015.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Group One” means Series 2012-3 and each other outstanding Series specified in the related Indenture Supplement to be included in Group One.

“Indenture” is defined in the preamble.

“Indenture Trustee” is defined in the preamble.

“Ineligible Receivables” means Receivables that are not Eligible Receivables (as such term is defined in the First Tier Agreement).

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“Initial Collateral Amount” means the sum of (i) the Class A Note Initial Principal Balance, (ii) the Class B Note Initial Principal Balance, (iii) the Class C Note Initial Principal Balance and (iv) the Principal Overcollateralization Amount on the Closing Date.

“Interest Period” means, for any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

“Investment Earnings” means, for any Payment Date, all interest and earnings on Permitted Investments included in the Principal Account or the Reserve Account (net of losses and investment expenses) during the period commencing on and including the Payment Date immediately preceding such Payment Date and ending on but excluding such Payment Date.

“Investor Charge-Offs” is defined in Section 4.6.

“Investor Default Amount” means for any date of determination with respect to the prior Monthly Period, the product of (a) the Default Amount for such Monthly Period, after giving effect to any allocation of a portion of such Default Amount to the Transferor pursuant to Section 8.4 of the Indenture, and (b) the Allocation Percentage with respect to such Monthly Period.

“Investor Non-Principal Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Non-Principal Collections retained or deposited in the Non-Principal Account for Series 2012-3 pursuant to Section 4.3(b)(i) for such Monthly Period.

“Investor Principal Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series 2012-3 pursuant to Section 4.3(b)(ii) for such Monthly Period.

“Issuer” is defined in the preamble.

“LIBOR” means, for any Interest Period, the London interbank offered rate for the Designated Maturity for United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.13.

“LIBOR Determination Date” means (i) with respect to the first Interest Period, July 27, 2012, and (ii) with respect to any Interest Period thereafter, the second London Business Day prior to the commencement of such Interest Period.

“London Business Day” means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Minimum Free Equity Percentage” means, as of any Determination Date, zero percent (0%).

“Monthly Interest” means, for any Payment Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Payment Date.

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“Monthly Payment Rate” means, for any Monthly Period, a fraction (expressed as a percentage), (a) the numerator of which is the excess of (i) the Principal Collections during such Monthly Period, over (ii) the portion of such Principal Collections allocated to the Transferor pursuant to Section 8.4 of the Indenture in respect of the Product Line Overconcentration for the accounts receivable and asset based lending receivables Product line for such Monthly Period and (b) the denominator of which is the excess of (i) the Combined Outstanding Principal Balances as of the beginning of such Monthly Period, over (ii) the Product Line Overconcentration for the accounts receivable and asset based lending receivables Product line used for purposes of making allocations for such Monthly Period.

“Monthly Period” means, as to each Payment Date, the preceding calendar month.

“Monthly Principal” is defined in Section 4.1(d).

“Monthly Principal Reallocation Amount” means, for any Monthly Period, an amount equal to the sum of:

(A) the lesser of (i) the excess, if any, of (x) the amount needed to make the payments described in Sections 4.4(a)(i) through (iii) over (y) the amount of Non-Principal Collections and amounts withdrawn from the Reserve Account that are available to cover the payments described in Sections 4.4(a)(i) through (iii), and (ii) the excess, if any, of (x) the sum of the Class A Note Initial Principal Balance, the Class B Note Initial Principal Balance, the Class C Note Initial Principal Balance and the Principal Overcollateralization Amount over (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs after giving effect to Investor Charge-Offs for the related Monthly Period, and (II) the amount of unreimbursed Reallocated Principal Collections as of the previous Payment Date;

(B) the lesser of (i) the excess, if any, of (x) the amount needed to make the payment described in Section 4.4(a)(iv) over (y) the amount of Non-Principal Collections and amounts withdrawn from the Reserve Account that are available to cover the payment described in Section 4.4(a)(iv) and (ii) the excess, if any, of (x) the sum of the Class B Note Initial Principal Balance, the Class C Note Initial Principal Balance and the Principal Overcollateralization Amount over (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs after giving effect to Investor Charge-Offs for the related Monthly Period, and (II) the amount of unreimbursed Reallocated Principal Collections as of the previous Payment Date and after giving effect to the reallocation of Principal Collections to make the payments described in Sections 4.4(a)(i) through (iii) in respect of the then-current Payment Date; and

(C) the lesser of (i) the excess, if any, of (x) the amount needed to make the payments described in Section 4.4(a)(v) over (y) the amount of Non-Principal Collections and amounts withdrawn from the Reserve Account that are available to cover the payment described in Section 4.4(a)(v) and (ii) the excess, if any, of (x) the sum of the Class C Note Initial Principal Balance and the Principal Overcollateralization Amount over (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs after giving effect to Investor Charge-Offs for the related Monthly Period, and (II) the amount of unreimbursed Reallocated Principal Collections as of the previous Payment Date and after giving effect to the reallocation of Principal Collections to

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make the payments described in Sections 4.4(a)(i) through (iv) in respect of the then-current Payment Date.

“Non-Principal Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Non-Principal Shortfall” is defined in Section 4.8.

“Note Principal Balance” means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

“Noteholder Servicing Fee” means, for any Transfer Date, an amount equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, that with respect to the Transfer Date relating to the first Payment Date, the Noteholder Servicing Fee shall be calculated based on the Collateral Amount as of the Closing Date and shall be an amount equal to the product of (a) the product of (I) the Series Servicing Fee Percentage and (II) the Collateral Amount as of the Closing Date and (b) the number of days from and including the Closing Date to and including the last day of the month ending prior to such Payment Date divided by 360.

“Payment Date” means the twentieth (20th) day of each calendar month, or if such twentieth (20th) day is not a Business Day, the next succeeding Business Day; provided, that the first Payment Date shall be August 20, 2012.

“Principal Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Principal Overcollateralization Amount” means, on any date of determination, an amount equal to (a) $31,579,000 minus (b) the aggregate amount of Principal Collections released to the Issuer in reduction of the Principal Overcollateralization Amount pursuant to Sections 4.4(c)(ii), 4.4(e) and Section 7.1(d)(viii).

“Principal Shortfall” is defined in Section 4.9.

“Rating Agency” means, as of any date and with respect to any Class of the Series 2012-3 Notes, the nationally recognized statistical rating organizations that have been requested by the Transferor to provide ratings of such class and that are rating the Series 2012-3 Notes on such date.

“Rating Agency Condition” means, with respect to Series 2012-3 and any action, that each Rating Agency shall have been given 10 days’ prior written notice (or, if 10 days’ advance notice is impracticable, as much advance notice as is practicable) delivered to each applicable rating agency as provided in Section 8.9.

“Reallocated Principal Collections” is defined in Section 4.7.

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“Reassignment Amount” means, for any Transfer Date, after giving effect to any deposits and payments otherwise to be made on the related Payment Date, the sum of (i) the Note Principal Balance on such Payment Date, plus (ii) Monthly Interest for such Payment Date and any Monthly Interest previously due but not distributed to the Series 2012-3 Noteholders, plus (iii) the Principal Overcollateralization Amount and all required yield payments on the Principal Overcollateralization Amount, plus (iv) without duplication, the other amounts specified in Section 7.1(d).

“Record Date” means, for purposes of Series 2012-3 with respect to any Payment Date, the date falling five (5) Business Days prior to such date.

“Reference Banks” means four major banks in the London interbank market selected by the Master Servicer.

“Required Reserve Account Amount” means, for any Transfer Date, an amount equal to (a) the product of (i) the Required Reserve Account Percentage for such Transfer Date and (ii) the Note Principal Balance as of the Closing Date; provided that, prior to the occurrence of an Event of Default and the acceleration of the Series 2012-3 Notes, the Required Reserve Account Amount will never exceed the Note Principal Balance (after taking into account any payments to be made on the following Payment Date), or (b) any other amount designated by the Transferor; provided that if such designation is of a lesser amount, the Transferor shall (i) provide the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event to occur with respect to Series 2012-3.

“Required Reserve Account Percentage” means two and one-half percent (2.5%).

“Reserve Account” means the account designated as such, established and owned by the Issuer and maintained in accordance with Section 4.2.

“Reserve Account Deficiency” means the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount.

“Revolving Period” means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Accumulation Period commences or the day the Early Amortization Period commences.

“Series 2012-3” means the Series the terms of which are specified in this Indenture Supplement.

“Series 2012-3 Early Amortization Event” is defined in Section 6.1. The Series 2012-3 Early Amortization Events are, with respect to Series 2012-3, the Early Amortization Events contemplated by clause (a) of the definition of Early Amortization Event in the Indenture.

“Series 2012-3 Excess Non-Principal Collections” means Excess Non-Principal Collections allocated from other Series in Group One to Series 2012-3 pursuant to Section 8.6 of the Indenture.

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“Series 2012-3 Final Maturity Date” means the Payment Date in June of 2017.

“Series 2012-3 Note” means any one of the Class A Notes, Class B Notes or Class C Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1, A-2 or A-3, respectively.

“Series 2012-3 Noteholder” means the Person in whose name a Series 2012-3 Note is registered in the Note Register.

“Series Accounts” is defined in Section 4.2.

“Series Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the numerator used in determining the Allocation Percentage for Non-Principal Collections for that Monthly Period and the denominator of which is the sum of the numerators used in determining the Allocation Percentage for Non-Principal Collections for all outstanding Series on such date of determination.

“Series Maturity Date” means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full and the Principal Overcollateralization Amount has been paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series 2012-3 Final Maturity Date.

“Series Servicing Fee Percentage” means two percent (2%) per annum.

“Servicer Advance” is defined in the Servicing Agreement.

“Similar Law” means any applicable law that is substantially similar to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code.

“Target Amount” is defined in Section 4.3(b)(i).

“Trust” is defined in the preamble.

SECTION 1.2. Incorporation of Terms. The terms of the Indenture are incorporated in this Indenture Supplement as if set forth in full herein. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and both together shall be read, taken and construed as one and the same agreement. If the terms of this Indenture Supplement and the terms of the Indenture conflict, the terms of this Indenture Supplement shall control with respect to Series 2012-3.

ARTICLE II
Creation of the Series 2012-3 Notes

SECTION 2.1. Designation.

(a)          There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “GE Dealer Floorplan Master Note

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Trust, Series 2012-3” or the “Series 2012-3 Notes.” The Series 2012-3 Notes shall be issued in three Classes, known as the “Class A Series 2012-3 Asset Backed Notes”, the “Class B Series 2012-3 Asset Backed Notes” and the “Class C Series 2012-3 Asset Backed Notes.”

(b)          Series 2012-3 shall be included in Group One and shall be a Principal Sharing Series. Series 2012-3 shall be an Excess Allocation Series with respect to Group One only. Series 2012-3 shall not be subordinated to any other Series.

(c)          The Class A Notes shall be issuable only in minimum denominations of at least one hundred thousand dollars ($100,000) and in integral multiples of one thousand dollars ($1,000). The Class B Notes shall be issuable only in minimum denominations of at least one hundred thousand dollars ($100,000) and in integral multiples of one thousand dollars ($1,000). The Class C Notes shall be issuable only in minimum denominations of at least one hundred thousand dollars ($100,000) and in greater whole number denominations.

SECTION 2.2. Transfer Restrictions.

(a)          The Class C Notes have not been registered under the Securities Act or any state securities law. None of the Issuer, the Note Registrar or the Indenture Trustee is obligated to register the Class C Notes under the Securities Act or any other securities or “blue sky” laws or to take any other action not otherwise required under this Indenture Supplement or the Trust Agreement to permit the transfer of any Class C Note without registration.

(b)          Until such time as the Class C Notes have been registered under the Securities Act and any applicable state securities law, the Class C Notes may not be sold, transferred, assigned, participated, pledged or otherwise disposed of (any such act, a “Class C Note Transfer”) to any Person except in accordance with the provisions of this Section 2.2, and any attempted Class C Note Transfer in violation of this Section 2.2 will be null and void.

(c)          Each Class C Note will bear a legend to the effect of the following unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer’s Certificate) consistent with applicable law:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS NOTE:

(1)	AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS

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OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE TRANSFEROR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND

(2)	AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

(d)          By acceptance of any Class C Note, the Class C Noteholder specifically agrees with and represents to the Transferor, the Issuer and the Note Registrar, that no Class C Note Transfer will be made unless (i) the registration requirements of the Securities Act and any applicable state securities laws have been complied with, (ii) such Class C Note Transfer is to the Transferor or its Affiliates, or (iii) such Class C Note Transfer is exempt from the registration requirements under the Securities Act because such Class C Note Transfer is in compliance with Rule 144A under the Securities Act, to a transferee who the transferor reasonably believes is a “Qualified Institutional Buyer” (as defined in the Securities Act) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such Class C Note Transfer is being made in reliance upon Rule 144A under the Securities Act.

(e)          The Transferor will make available to the prospective transferor and transferee of a Class C Note information requested to satisfy the requirements of paragraph (d)(4) of Rule 144A.

(f)          Each Class A Note, Class B Note and Class C Note will bear a legend to the effect of the following unless determined otherwise by the Administrator (as certified to the Indenture Trustee in an Officer’s Certificate) consistent with applicable law:

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) SUCH HOLDER IS NOT (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE), IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE ACTING ON BEHALF OF), AND IS NOT INVESTING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY (EACH, A “BENEFIT PLAN”) OR (D) A GOVERNMENTAL PLAN, CHURCH PLAN OR NON-U.S. PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR

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SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW.

ARTICLE III
REPRESENTATIONS, WARRANTIES and Covenants

SECTION 3.1. Representations, Warranties and Covenants with respect to ERISA. By acquiring a Series 2012-3 Note, each purchaser and transferee shall be deemed to represent and warrant that either (i) it is not, and for so long as it holds such Series 2012-3 Note will not be, is not acting on behalf of, and for so long as it holds such Series 2012-3 Note will not be acting on behalf of, and is not investing the assets of, a Benefit Plan or a governmental plan, church plan or non-U.S. plan that is subject to Similar Law or (ii) its acquisition, continued holding and disposition of such Series 2012-3 Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Law.

ARTICLE IV
Rights of Series 2012-3 Noteholders and Allocation and
Application of Collections

SECTION 4.1. Determination of Interest and Principal.

(a)          The amount of monthly interest (“Class A Monthly Interest”) due and payable with respect to the Class A Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is three hundred sixty (360), (ii) the Class A Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class A Note Initial Principal Balance).

(b)          The amount of monthly interest (“Class B Monthly Interest”) due and payable with respect to the Class B Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is three hundred sixty (360), (ii) the Class B Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class B Note Initial Principal Balance).

(c)          The amount of monthly interest (“Class C Monthly Interest”) due and payable with respect to the Class C Notes on any Payment Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is three hundred sixty (360), (ii) the Class C Note Interest Rate in effect with respect to the related Interest Period and (iii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Payment Date, the Class C Note Initial Principal Balance).

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(d)          The amount of monthly principal (“Monthly Principal”) to be transferred from the Principal Account with respect to the Series 2012-3 Notes on each Transfer Date, beginning with the Transfer Date following the Monthly Period in which the Controlled Accumulation Period or the Early Amortization Period begins, shall be equal to the least of (i) the Available Principal Collections for the preceding Monthly Period; (ii) the sum of the Note Principal Balance and the Principal Overcollateralization Amount on such Transfer Date (minus any amount already in the Principal Account on such Transfer Date); (iii) during the Controlled Accumulation Period, the Controlled Deposit Amount; and (iv) the Collateral Amount.

SECTION 4.2. Establishment of Accounts.

(a)          As of the Closing Date, the Issuer covenants to have established and shall thereafter maintain the Non-Principal Account, the Principal Account, the Distribution Account and the Reserve Account (collectively, the “Series Accounts”) each of which shall be an Eligible Deposit Account.

(b)          If the depositary institution wishes to resign as depositary of any of the Series Accounts for any reason or fails to carry out the instructions of the Issuer for any reason, then the Issuer shall promptly notify the Indenture Trustee on behalf of the Series 2012-3 Noteholders.

(c)          On or before the Closing Date, the Issuer shall enter into a depositary agreement to govern the Series Accounts pursuant to which such accounts are continuously identified in the depositary institution’s books and records as subject to a security interest in favor of the Indenture Trustee on behalf of the Series 2012-3 Noteholders, and, except as may be expressly provided herein to the contrary, in order to perfect the security interest of the Indenture Trustee on behalf of the Series 2012-3 Noteholders under the UCC, the Indenture Trustee on behalf of the Series 2012-3 Noteholders shall have the power to direct disposition of the funds in the Series Accounts without further consent by the Issuer; provided, however, that prior to the delivery by the Indenture Trustee on behalf of the Series 2012-3 Noteholders of notice otherwise, the Issuer shall have the right to direct the disposition of funds in the Series Accounts; provided, further that the Indenture Trustee on behalf of the Series 2012-3 Noteholders agrees that it will not deliver such notice or exercise its power to direct disposition of the funds in the Series Accounts unless an Event of Default has occurred and is continuing. Upon delivery of the foregoing notice by the Indenture Trustee on behalf of the Series 2012-3 Noteholders, the depositary institution shall comply with the orders of the Indenture Trustee on behalf of the Series 2012-3 Noteholders without further consent by the Issuer.

(d)          The Issuer shall not close any of the Series Accounts unless it shall have (i) received the prior consent of the Indenture Trustee on behalf of the Series 2012-3 Noteholders, (ii) established a new Eligible Deposit Account with the depositary institution holding the Series Account being closed or with a new depositary institution satisfactory to the Indenture Trustee on behalf of the Series 2012-3 Noteholders, (iii) entered into a depositary agreement to govern such new account(s) with such new depositary institution which agreement is satisfactory in all respects to the Indenture Trustee on behalf of the Noteholders (whereupon such new account(s) shall become the applicable Series Account(s) for all purposes of this Indenture Supplement), and (iv) taken all such action as the Indenture Trustee on behalf of the

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Series 2012-3 Noteholders shall reasonably require to grant and perfect a first priority security interest in such account(s) in favor of the Indenture Trustee.

SECTION 4.3. Calculations and Series Allocations.

(a)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2012-3 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2012-3 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2012-3 Noteholders pursuant to Section 4.3(b) (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2012-3 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of the Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)          Allocations to the Series 2012-3 Noteholders. The Issuer shall, on each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2012-3 Noteholders the following amounts as set forth below:

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2012-3 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2012-3 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the holders of the Transferor Interest; provided, further, if on any Transfer Date the Free

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Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2012-3 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2012-3 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2012-3 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, any remaining amounts shall be released to the holders of the Transferor Interest.

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-3 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of

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such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-3 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the holders of the Transferor Interest.

SECTION 4.4. Application of Available Non-Principal Collections and Available Principal Collections. On each Transfer Date or related Payment Date, as applicable, the Issuer shall withdraw, to the extent of available funds, the amount required to be withdrawn from the Non-Principal Account, the Principal Account and the Distribution Account as follows:

(a)          On each Transfer Date, an amount equal to the Available Non-Principal Collections with respect to the related Payment Date will be paid or deposited in the following priority:

(i)          on a pari passu basis,

(A) the result of (1) the Series Allocation Percentage multiplied by (2) the accrued and unpaid fees and other amounts owed to the Indenture Trustee shall be paid to the Indenture Trustee up to a maximum amount of twenty-five thousand dollars ($25,000) for each calendar year,

(B) the result of (1) the Series Allocation Percentage multiplied by (2) the accrued and unpaid fees and other amounts (including any unpaid amounts pursuant to Section 7.2 of the Trust Agreement) owed to the Trustee shall be paid

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to the Trustee up to a maximum amount of twenty-five thousand dollars ($25,000) for each calendar year,

(C) the result of (1) the Series Allocation Percentage multiplied by (2) the accrued and unpaid fees and other amounts owed to the Administrator shall be paid to the Administrator up to a maximum amount of twenty-five thousand dollars ($25,000) for each calendar year, and

(D)         the result of (1) the Series Allocation Percentage multiplied by (2) the accrued and unpaid fees and other amounts (including any unpaid amounts pursuant to Section 15 of the Custody and Control Agreement) owed to the Custodian shall be paid to the Custodian up to a maximum amount of twenty-five thousand dollars ($25,000) for each calendar year;

(ii)         an amount equal to the Noteholder Servicing Fee for the prior Monthly Period and any overdue Noteholder Servicing Fee (to the extent not previously paid), plus any unpaid Servicer Advances and accrued and unpaid interest thereon, shall be paid to the Master Servicer;

(iii)        an amount equal to Class A Monthly Interest for such Payment Date, plus the amount of any Class A Monthly Interest previously due but not paid to Class A Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;

(iv)        an amount equal to Class B Monthly Interest for such Payment Date, plus the amount of any Class B Monthly Interest previously due but not paid to Class B Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;

(v)         an amount equal to Class C Monthly Interest for such Payment Date, plus the amount of any Class C Monthly Interest previously due but not paid to Class C Noteholders on a prior Payment Date, shall be deposited into the Distribution Account;

(vi)        an amount equal to the Investor Default Amount for the prior Monthly Period shall be treated as Available Principal Collections;

(vii)       an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed shall be treated as Available Principal Collections;

(viii)      to deposit into the Reserve Account, during the Revolving Period and the Controlled Accumulation Period, the amount, if any, required to be deposited in the Reserve Account pursuant to Section 4.10(c);

(ix)         if any amounts are owed to the Persons listed in clause (i) above and are not paid pursuant to clause (i), above, such amounts owed to such Persons shall be paid on a pari passu basis to such Persons;

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(x)          to deposit into the Principal Account, during the Controlled Accumulation Period, any deficiency in the amount otherwise required to be deposited into the Principal Account at that time;

(xi)         if the Early Amortization Period has not occurred and is not continuing, the balance, if any, will, first, be released to the Issuer to make required yield payments on the Principal Overcollateralization Amount and, second, the remaining balance will constitute a portion of Excess Non-Principal Collections for such Payment Date and will be applied in accordance with Section 8.6 of the Indenture; and

(xii)        during the Early Amortization Period, the remaining balance, if any, will be applied in the following order of priority: (A) to make principal payments first, to the Class A Notes until the Class A Note Principal Balance is paid in full, second, to the Class B Notes until the Class B Note Principal Balance is paid in full, and third, to the Class C Notes until the Class C Note Principal Balance is paid in full, (B) to the Issuer to make required yield payments on the Principal Overcollateralization Amount and (C) the remaining balance will constitute a portion of Excess Non-Principal Collections for such Payment Date and will be applied in accordance with Section 8.6 of the Indenture.

On each Transfer Date, to the extent that there is a shortfall (a “Transfer Date Shortfall”) in the amounts to be paid or deposited pursuant to clauses (a)(i), (a)(iii), (a)(iv) and (a)(v) of this Section 4.4, the Indenture Trustee shall withdraw from the Collection Account, from any Servicer Advance on deposit therein, an amount equal to the lesser of (i) the Transfer Date Shortfall for such Transfer Date and (ii) the product of (x) such Servicer Advance and (y) the Allocation Percentage for Non-Principal Collections for the previous Monthly Period, and apply such withdrawn amount to make the payments and deposits contemplated by such clauses of this Section 4.4.

(b)          On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(c)          On each Transfer Date or Payment Date, as applicable, with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be paid or deposited in the following order of priority:

(i)          during the Controlled Accumulation Period, an amount equal to the Monthly Principal for each Transfer Date shall be deposited into the Principal Account on such Transfer Date;

(ii)         during the Early Amortization Period, an amount equal to the Monthly Principal for each Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on the related Payment Date shall be paid (A) first, to the Class A Noteholders on the related Payment Date until the Class A Note Principal Balance has been paid in full; second, to the Class B Noteholders until the Class B Note Principal Balance has been paid in full; and third, to the Class C Noteholders until the Class C Note

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Principal Balance has been paid in full; and (B) after the Note Principal Balance shall have been paid in full, any remainder shall be released to the Issuer in reduction of the Principal Overcollateralization Amount until the Principal Overcollateralization Amount has been paid in full; and

(iii)        in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clauses (i) and (ii) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(d)          On each Payment Date in accordance with Section 4.5, the Issuer shall pay first, to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iii) on the preceding Transfer Date, second, to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iv) on the preceding Transfer Date, and third, to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(v) on the preceding Transfer Date, in each case to the extent permitted by applicable law.

(e)          On the earlier to occur of (i) the first Transfer Date during the Early Amortization Period and (ii) the Transfer Date immediately preceding the Expected Principal Payment Date, the Issuer shall withdraw from the Principal Account and deposit into the Distribution Account the amount deposited into the Principal Account pursuant to Section 4.4(c)(i) and on the related Payment Date shall pay such amount first, to the Class A Noteholders, until the Class A Note Principal Balance is paid in full, second, to the Class B Noteholders until the Class B Note Principal Balance is paid in full, third, to the Class C Noteholders until the Class C Note Principal Balance is paid in full and, fourth, to the Issuer in reduction of the Principal Overcollateralization Amount.

SECTION 4.5. Payments.

(a)          On each Payment Date, the Issuer shall pay to each Class A Noteholder of record on the related Record Date such Class A Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.

(b)          On each Payment Date, the Issuer shall pay to each Class B Noteholder of record on the related Record Date such Class B Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.

(c)          On each Payment Date, the Issuer shall pay to each Class C Noteholder of record on the related Record Date such Class C Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Payment Date and as are payable to the Class C Noteholders pursuant to this Indenture Supplement.

(d)          The payments to be made pursuant to this Section 4.5 are subject to the provisions of Section 7.1 of this Indenture Supplement.

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(e)          All payments to Noteholders hereunder shall be made by (i) check mailed to each Series 2012-3 Noteholder (at such Noteholder’s address as it appears in the Note Register), except that for any Series 2012-3 Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made by wire transfer of immediately available funds, and (ii) except as provided in Section 2.7(b) of the Indenture, without presentation or surrender of any Series 2012-3 Note or the making of any notation thereon.

SECTION 4.6. Investor Charge-Offs. On each Determination Date, the Issuer shall calculate the Investor Default Amount for the preceding Monthly Period. If, on any Transfer Date, the sum of the Investor Default Amount for the preceding Monthly Period exceeds the amount of Available Non-Principal Collections allocated with respect thereto pursuant to Section 4.4(a)(vi) with respect to such Transfer Date and the amount withdrawn from the Reserve Account on such Transfer Date and applied pursuant to Section 4.4(a)(vi), the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an “Investor Charge-Off”).

SECTION 4.7. Reallocated Principal Collections. On each Transfer Date, after giving effect to Section 4.10(a), the Issuer shall apply Investor Principal Collections with respect to that Transfer Date to fund any deficiency pursuant to and in the priority set forth in Sections 4.4(a)(i) through (v) (any such Principal Collections so allocated, “Reallocated Principal Collections”); provided, that for any Monthly Period, Reallocated Principal Collections may not exceed the Monthly Principal Reallocation Amount for such Monthly Period. On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.

SECTION 4.8. Excess Non-Principal Collections. Series 2012-3 shall be an Excess Allocation Series with respect to Group One only. Subject to Section 8.6 of the Indenture, Excess Non-Principal Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series 2012-3 in an amount equal to the product of (x) the aggregate amount of Excess Non-Principal Collections with respect to all the Excess Allocation Series in Group One for the related Payment Date and (y) a fraction, the numerator of which is the Non-Principal Shortfall for Series 2012-3 for such Payment Date and the denominator of which is the aggregate amount of Non-Principal Shortfalls for all the Excess Allocation Series in Group One for such Payment Date. The “Non-Principal Shortfall” for Series 2012-3 for any Payment Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.4(a)(i) through (viii) on such Payment Date over (b) the Available Non-Principal Collections with respect to such Payment Date (excluding any portion thereof attributable to Excess Non-Principal Collections).

SECTION 4.9. Shared Principal Collections. Subject to Section 8.5 of the Indenture, Shared Principal Collections allocable to Series 2012-3 on any Transfer Date will be equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2012-3 for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date. The “Principal Shortfall” for Series 2012-3 will be equal to (a) for any Transfer Date with respect to the Revolving Period or any Transfer Date during the Early Amortization

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Period prior to the Transfer Date relating to the earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, zero, (b) for any Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of (i) the Controlled Deposit Amount over (ii) the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections or amounts available to be treated as Available Principal Collections pursuant to clauses (vi) and (vii) of Section 4.4(a)) and (c) for any Transfer Date relating to any Payment Date on or after the earlier of (i) the Expected Principal Payment Date and (ii) the date on which all outstanding Series are in early amortization periods, the sum of the Note Principal Balance and the Principal Overcollateralization Amount with respect to such Transfer Date.

SECTION 4.10. Reserve Account.

(a)          On each Transfer Date, if the aggregate amount of Available Non-Principal Collections is less than the aggregate amount required to be paid or deposited pursuant to clauses (i) through (vi) of Section 4.4(a), the Issuer shall withdraw from the Reserve Account the amount of such deficiency up to the Available Reserve Account Amount and shall apply such amount in accordance with such clauses of Section 4.4(a).

(b)          On the Series 2012-3 Final Maturity Date, and on any day following the occurrence of an Event of Default with respect to Series 2012-3 that has resulted in the acceleration of the Series 2012-3 Notes, the Issuer shall withdraw from the Reserve Account the Available Reserve Account Amount and deposit such amount in the Distribution Account for payment to the Series 2012-3 Noteholders to fund any shortfalls in amounts owed to the Series 2012-3 Noteholders in the order of priority described in Section 4.4(a).

(c)          If on any Transfer Date, after giving effect to all withdrawals from the Reserve Account, the Available Reserve Account Amount is less than the Required Reserve Account Amount then in effect, Available Non-Principal Collections shall be deposited into the Reserve Account pursuant to Section 4.4(a)(viii) up to the amount of the Reserve Account Deficiency.

(d)          If, after giving effect to all withdrawals from and deposits to the Reserve Account on any Transfer Date, the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount, an amount equal to such excess shall be withdrawn from the Reserve Account and distributed to the Issuer on the related Payment Date. On the date on which the Reserve Account has been terminated, after giving effect to any withdrawal on such date pursuant to Section 4.10(a) or Section 4.10(b) and making any payments to the Series 2012-3 Noteholders required pursuant to this Indenture Supplement, all amounts then remaining in the Reserve Account shall be released to the Issuer.

(e)          The Reserve Account will terminate on the earliest to occur of (i) the date on which the Note Principal Balance has been paid in full and all other amounts payable to the Series 2012-3 Noteholders have been paid in full; (ii) the Series 2012-3 Final Maturity Date; and (iii) the termination of the Issuer.

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(f)          On the Closing Date, the Issuer or the Transferor will deposit or cause to be deposited in the Reserve Account an amount equal to the Required Reserve Account Amount (determined after giving effect to the issuance of Series 2012-3 Notes on the Closing Date).

SECTION 4.11. Investment of Amounts on Deposit in Series Accounts.

(a)          To the extent there are uninvested amounts deposited in the Series Accounts, the Issuer shall cause such amounts to be invested in Permitted Investments selected by the Issuer that mature no later than the following Transfer Date.

(b)          On each Transfer Date, the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Reserve Account or the Principal Account shall be treated as Available Non-Principal Collections and paid or deposited in accordance with Section 4.4(a). Subject to the foregoing, for purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, all Investment Earnings shall be deemed not to be available or on deposit.

SECTION 4.12. Controlled Accumulation Period. The Controlled Accumulation Period is scheduled to commence at the beginning of business on the Controlled Accumulation Date. On each Determination Date until the Controlled Accumulation Date, the Issuer shall review the amount of expected Principal Collections and determine the Controlled Accumulation Period Length; provided, that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date is less than or more than the number of months in the scheduled Controlled Accumulation Period, upon written notice to the Indenture Trustee, with a copy to each Rating Agency, the Issuer shall either postpone or accelerate, as applicable, the Controlled Accumulation Date, so that as a result, the number of Monthly Periods in the Controlled Accumulation Period will equal the Controlled Accumulation Period Length; provided, that the length of the Controlled Accumulation Period will not be less than one (1) month. The “Controlled Accumulation Period Length” will mean a number of whole months such that the amount available for payment of principal on the Notes and the reduction of the Principal Overcollateralization Amount on the Expected Principal Payment Date is expected to equal or exceed the Note Principal Balance plus the Principal Overcollateralization Amount, assuming for this purpose that (1) the weighted average principal payment rate on the Receivables held by the Issuer will be no greater than the lowest weighted average monthly principal payment rate for the Receivables held by the Issuer for the prior twelve (12) Monthly Periods, (2) the total amount of Principal Receivables held by the Issuer in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued by the Issuer. Any notice by the Issuer modifying the commencement of the Controlled Accumulation Period pursuant to this Section 4.12 shall specify (i) the Controlled Accumulation Period Length and (ii) the commencement date of the Controlled Accumulation Period.

SECTION 4.13. Determination of LIBOR.

23	2012-3 Indenture Supplement

(a)          On each LIBOR Determination Date in respect of an Interest Period, the Indenture Trustee shall determine LIBOR on the basis of the rate per annum displayed in the Bloomberg Financial Markets system as the composite offered rate for London interbank deposits for a period of the Designated Maturity, as of 11:00 a.m., London time, on that date. If that rate does not appear on that display page, LIBOR for that Interest Period will be the rate per annum shown on Reuters page LIBOR01 or any successor page as the composite offered rate for London interbank deposits for a period of the Designated Maturity, as shown under the heading “USD” as of 11:00 a.m., London time, on the LIBOR Determination Date. If no rate is shown as described in the preceding two sentences, LIBOR for that Interest Period will be the rate per annum based on the rates at which U.S. dollar deposits for a period of the Designated Maturity are displayed on page “LIBOR” of the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m., London time, on the LIBOR Determination Date; provided, that if at least two rates appear on that page, the rate will be the arithmetic mean of the displayed rates and if fewer than two rates are displayed, or if no rate is relevant, the rate for that Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, LIBOR for that Interest Period shall be the arithmetic mean of all quotations provided. If fewer than two (2) quotations are provided as requested, LIBOR for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for period of the Designated Maturity.

(b)          The Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at 212-250-4855 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice to each Series 2012-3 Noteholder from time to time.

(c)          On each LIBOR Determination Date, the Indenture Trustee shall send to the Issuer, by facsimile transmission, notification of LIBOR for the following Interest Period.

ARTICLE V
Delivery of Series 2012-3 Notes;
Reports to Series 2012-3 Noteholders

SECTION 5.1. Delivery and Payment for the Series 2012-3 Notes.

The Issuer shall execute and issue, and the Authenticating Agent shall authenticate, the Series 2012-3 Notes in accordance with Section 2.2 of the Indenture. The Indenture Trustee shall deliver or cause to be delivered the Series 2012-3 Notes to or upon Issuer Order when so authenticated.

SECTION 5.2. Reports and Statements to Series 2012-3 Noteholders.

24	2012-3 Indenture Supplement

(a)          Not later than the second Business Day preceding each Payment Date, the Issuer shall deliver, or cause the Master Servicer to deliver to the Trustee, the Indenture Trustee (who shall deliver to or cause to be delivered to each Series 2012-3 Noteholder) and each Rating Agency a statement substantially in the form of Exhibit B prepared by the Master Servicer; provided, that the Issuer may amend the form of Exhibit B from time to time with the prior written consent of the Indenture Trustee.

(b)          On or before January 31 of each calendar year, beginning in the first January to occur after the Closing Date, the Indenture Trustee, on behalf of the Issuer, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2012-3 Noteholder the information for the preceding calendar year, or the applicable portion thereof during which the Person was a Noteholder, as is required to be provided by an issuer of indebtedness under the Code to the holders of the Issuer’s indebtedness and such other customary information as is necessary to enable such Noteholder to prepare its federal income tax returns. Notwithstanding anything to the contrary contained in this Agreement, the Indenture Trustee, on behalf of the Issuer, shall, to the extent required by applicable law, from time to time furnish to the appropriate Persons, at least five (5) Business Days prior to the end of the period required by applicable law, the information required to complete a Form 1099-INT.

ARTICLE VI
Series 2012-3 Early Amortization Events

SECTION 6.1. Series 2012-3 Early Amortization Events. If any one of the following events shall occur with respect to the Series 2012-3 Notes:

(a)          (i) failure on the part of Transferor to make any payment or deposit required to be made by it by the terms of the Second Tier Agreement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or (ii) failure of the Transferor duly to observe or perform in any material respect any of its covenants or agreements set forth in the Second Tier Agreement (excluding matters addressed by clause (i) above), which failure has a material adverse effect on Series 2012-3 and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer or the Transferor, as applicable, by the Indenture Trustee, or to the Issuer, the Transferor and the Indenture Trustee by any Noteholder of the Series 2012-3 Notes;

(b)          any representation or warranty made by the Transferor in the Second Tier Agreement or by the Issuer in the Indenture and the Indenture Supplement or any information contained in an account schedule required to be delivered by the Transferor pursuant to Section 2.1(c) or Section 2.6(c) of the Second Tier Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of the same, requiring the same to be remedied, shall have been given to the Issuer or Transferor, as applicable, by the Indenture Trustee, or to Transferor or the Issuer, as applicable, and the Indenture Trustee by any Noteholder of the Series 2012-3 Notes, and as a result of which the interests of Series 2012-3 are materially and adversely affected and continue to be materially and adversely affected for such period; provided, that a Series 2012-3 Early Amortization Event

25	2012-3 Indenture Supplement

pursuant to this Section 6.1(b) shall not be deemed to have occurred hereunder if Transferor has accepted reassignment of the related Transferred Receivable or Transferred Receivables, if applicable, during such period in accordance with the provisions of the Second Tier Agreement;

(c)          a failure by Transferor under the Second Tier Agreement to convey Transferred Receivables in Additional Accounts (or to convey participations) to the Issuer when it is required to convey such Transferred Receivables (or to convey participations) pursuant to Section 2.6 of the Second Tier Agreement;

(d)          any Servicer Default or any Indenture Servicer Default shall occur;

(e)          either (a)(i) on any Transfer Date occurring in the months of February through April, the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than sixteen percent (16%) (or a lower percentage designated by the Transferor if the Rating Agency Condition is satisfied with respect thereto), (ii) on any Transfer Date occurring in the months of May or June, the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than eighteen percent (18%) (or a lower percentage designated by the Transferor if the Rating Agency Condition is satisfied with respect thereto), (iii) on any Transfer Date occurring in the months of July through October, the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than twenty-three percent (23%) (or a lower percentage designated by the Transferor if the Rating Agency Condition is satisfied with respect thereto), or (iv) on any Transfer Date occurring in the months of November through January, the average of the Monthly Payment Rates for the three (3) preceding Monthly Periods is less than eighteen percent (18%) (or a lower percentage designated by the Transferor if the Rating Agency Condition is satisfied with respect thereto), or (b) on any Transfer Date, the average Default Rate over the three immediately preceding Monthly Periods is greater than or equal to five percent (5%);

(f)          the Note Principal Balance shall not be paid in full on the Expected Principal Payment Date;

(g)          without limiting the foregoing, the occurrence of an Event of Default with respect to the Series 2012-3 Notes that results in the acceleration of the maturity of the Series 2012-3 Notes pursuant to Section 5.3 of the Indenture;

(h)          the sum of all investments (other than Receivables) held in trust accounts of the Issuer and, without duplication, amounts held in the Excess Funding Account, represents more than fifty percent (50%) of the dollar amount of the assets of the Issuer (excluding the Product Line Overconcentration for the accounts receivable and asset based lending receivables Product lines) on each of six or more consecutive monthly Determination Dates, after giving effect to all payments made or to be made on the Payment Dates relating to those Determination Dates; or

(i)          (i) on any Payment Date, after giving effect to withdrawals from and deposits into the Reserve Account, the Reserve Account balance is less than the product of (A) the Required Reserve Account Percentage minus one-fourth of one percent (0.25%) and (B) the Note Principal Balance, or (ii) on the Payment Date after a withdrawal from the Reserve Account that does not result in an Early Amortization Event pursuant to the preceding clause, after giving effect to

26	2012-3 Indenture Supplement

withdrawals from and deposits into the Reserve Account, the Reserve Account balance is less than the product of (A) the Required Reserve Account Percentage and (B) the Note Principal Balance;

then, in the case of any event described in subsection (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Noteholders of Series 2012-3 Notes evidencing more than fifty percent (50%) of the aggregate unpaid principal amount of Series 2012-3 Notes by notice then given in writing to the Issuer (and to the Indenture Trustee if given by the Series 2012-3 Noteholders) may declare that a “Series Early Amortization Event” with respect to Series 2012-3 (a “Series 2012-3 Early Amortization Event”) has occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f), (g), (h) or (i), a Series 2012-3 Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2012-3 Noteholders immediately upon the occurrence of such event.

ARTICLE VII
Redemption of Series 2012-3 Notes;
Final Distributions; Series Termination

SECTION 7.1. Optional Redemption of Series 2012-3 Notes; Final Distributions.

(a)          On any day occurring on or after the date on which the outstanding principal balance of the Series 2012-3 Notes plus the Principal Overcollateralization Amount is reduced to ten percent (10%) or less of the Initial Collateral Amount, the Transferor has the option pursuant to the Trust Agreement to reduce the Collateral Amount to zero by paying a purchase price equal to the greater of (x) the Collateral Amount plus the Allocation Percentage of outstanding Non-Principal Receivables, and (y) (i) if such day is a Payment Date, the Reassignment Amount for such Payment Date or (ii) if such day is not a Payment Date, the Reassignment Amount for the Payment Date following such day. If Transferor exercises such option, the Issuer will apply such purchase price to repay the Series 2012-3 Notes in full as specified below.

(b)          In order to exercise such option, the Issuer shall give the Indenture Trustee at least thirty (30) days’ prior written notice of the date on which Transferor intends to exercise such optional redemption. Not later than 3:00 p.m., New York City time, on the day of such redemption, the Issuer shall deposit into the Collection Account in immediately available funds the Reassignment Amount. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2012-3 shall be paid in full and the Series 2012-3 Noteholders shall have no further security interest or other interest in the Transferred Receivables. The Reassignment Amount shall be paid as set forth in Section 7.1(d).

(c)          The amount to be paid by the Issuer with respect to Series 2012-3 in connection with a repurchase of the Series 2012-3 Notes pursuant to Section 10.1 of the Trust Agreement shall not be less than the Reassignment Amount for the Payment Date of such repurchase.

(d)          With respect to the Reassignment Amount deposited into the Collection Account pursuant to this Section 7.1 or the net proceeds of any sale of Transferred Receivables pursuant

27	2012-3 Indenture Supplement

to Section 5.3 of the Indenture with respect to Series 2012-3, the Indenture Trustee shall, in accordance with an Issuer Order, not later than 3:00 p.m., New York City time, on the related Payment Date, make payments of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and payments otherwise to be made on such date) in immediately available funds: (i) an amount equal to the Class A Monthly Interest due and payable on such Payment Date (or any prior Payment Date that has not been paid) will be paid, pro rata, to the Class A Noteholders, to the extent permitted by applicable law, (ii) the Class A Note Principal Balance on such Payment Date will be paid, pro rata, to the Class A Noteholders, (iii) an amount equal to the Class B Monthly Interest due and payable on such Payment Date (or any prior Payment Date that has not been paid) will be paid, pro rata, to the Class B Noteholders, to the extent permitted by applicable law, (iv) the Class B Note Principal Balance on such Payment Date will be paid, pro rata, to the Class B Noteholders, (v) an amount equal to the Class C Monthly Interest due and payable on such Payment Date (or any prior Payment Date that has not been paid) will be paid, pro rata, to the Class C Noteholders to the extent permitted by applicable law, (vi) the Class C Note Principal Balance on such Payment Date will be paid, pro rata, to the Class C Noteholders, (vii) an amount equal to any required yield payments on the Principal Overcollateralization Amount will be released to the Issuer, (viii) the remainder shall be released to the Issuer in reduction of the Principal Overcollateralization Amount until the Principal Overcollateralization Amount has been paid in full and (ix) any excess shall be released to the Issuer.

SECTION 7.2. Series Termination.

On the Series 2012-3 Final Maturity Date, the unpaid principal amount of the Series 2012-3 Notes shall be due and payable.

ARTICLE VIII
Miscellaneous Provisions

SECTION 8.1. Ratification of Indenture; Amendments. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only in accordance with the terms of Section 9.1 or 9.2 of the Indenture. For purposes of the application of Section 9.2 of the Indenture to any amendment of this Indenture Supplement, the Series 2012-3 Noteholders shall be the only Noteholders whose vote shall be required.

SECTION 8.2. Form of Delivery of the Series 2012-3 Notes. The Series 2012-3 Notes shall be Book-Entry Notes and shall be delivered as provided in Section 2.1 and 2.2 of the Indenture.

SECTION 8.3. Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

SECTION 8.4. GOVERNING LAW.

28	2012-3 Indenture Supplement

(a)          THIS INDENTURE SUPPLEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(b)          EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS INDENTURE SUPPLEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS INDENTURE SUPPLEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS INDENTURE SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE INDENTURE TRUSTEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE Series 2012-3 NOTES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE INDENTURE TRUSTEE. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 10.4 OF THE INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(c)          BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE

29	2012-3 Indenture Supplement

RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS INDENTURE SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 8.5. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by BNY Mellon Trust of Delaware, not in its individual capacity, but solely in its capacity as Trustee of the Issuer, in no event shall BNY Mellon Trust of Delaware in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

SECTION 8.6. Rights of the Indenture Trustee. The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Indenture.

SECTION 8.7. No Petition. Each holder of a Note by its acceptance of a Note will be deemed to covenant and agree that (i) it will not at any time directly or indirectly institute or cause to be instituted against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Debtor Relief Law unless holders of not less than sixty-six and two-thirds percent (66 2/3%) of the Outstanding Principal Balance of each Class of each Series have approved such filing; and (ii) it will not at any time directly or indirectly institute or cause to be instituted against the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Debtor Relief Law in connection with any obligation relating to the Notes, the Indenture or any of the Related Documents.

SECTION 8.8. Notes to be Treated as Debt for Tax. It is the intent of the parties hereto that, for purposes of Federal, State and local income and franchise tax and any other tax measured in whole or in part by income, the Class A Notes, the Class B Notes and the Class C Notes shall be treated as debt.

SECTION 8.9. Notice Address for Rating Agencies. Delivery of any notices required to be delivered to the Rating Agencies by the Issuer, the Indenture Trustee or the Trustee shall be sufficient for the purposes of this Indenture Supplement and the other Related Documents if sent to such mailing addresses or such email addresses as may be provided by the Rating Agencies.

[SIGNATURE PAGES FOLLOW]

30	2012-3 Indenture Supplement

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered on the day and year first above written.

GE DEALER FLOORPLAN MASTER NOTE TRUST, as Issuer

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity, but as Trustee on behalf of Issuer

By:
Name:
Title:

S-1	2012-3 Indenture Supplement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Name:
Title:

By:
Name:
Title:

S-2	2012-3 Indenture Supplement

EXHIBIT A-1

FORM OF CLASS A SERIES 2012-3 ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT (i) it will not at any time directly or indirectly institute or cause to be instituted against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy law unless Noteholders of not less than sixty-six and two-thirds percent (66 2/3%) of the Outstanding Principal BALANCE of each Class of each Series have approved such filing; and (ii) it will not at any time directly or indirectly institute or cause to be instituted against GE DEALER FLOORPLAN MASTER NOTE TRUST or CDF Funding, Inc. any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy law IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE RELATED DOCUMENTS.

THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) SUCH HOLDER IS NOT (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE), IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE ACTING ON BEHALF OF), AND IS NOT INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO

A-1-1	2012-3 Indenture Supplement

SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY ABOVE OR (D) A GOVERNMENTAL PLAN, CHURCH PLAN OR NON-U.S. PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW.

A-1-2	2012-3 Indenture Supplement

REGISTERED	$__________
No. R-
CUSIP NO. 36159LBZ8

GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2012-3

CLASS A SERIES 2012-3 ASSET BACKED NOTE

GE Dealer Floorplan Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 12, 2004, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of [ ] DOLLARS ($[_________])1, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2012-3 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the rate and in the manner set forth in the Indenture Supplement referred to herein. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to herein, or be valid for any purpose.

1 The aggregate amount of the Class A Notes is equal to the Class A Note Initial Principal Balance. Notes will be prepared in denominations of $100,000 and integral multiples of $1,000 not to exceed five hundred million dollars ($500,000,000).

A-1-3	2012-3 Indenture Supplement

IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

GE DEALER FLOORPLAN MASTER NOTE TRUST, as Issuer

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Trustee on behalf of Issuer

By:
Name:
Title:

Dated:

A-1-4	2012-3 Indenture Supplement

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Name:
Title:

Dated:

A-1-5	2012-3 Indenture Supplement

GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2012-3

CLASS A SERIES 2012-3 ASSET BACKED NOTE

This Class A Note (this “Note”) is one of a duly authorized issue of Notes of the Issuer, designated as GE Dealer Floorplan Master Note Trust, Series 2012-3 (the “Series 2012-3 Notes”), issued under a Master Indenture dated as of August 12, 2004 (as amended, modified or supplemented from time to time, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas (successor in interest to Wilmington Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 2012-3 Indenture Supplement dated as of July 31, 2012 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class B Notes and the Class C Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, GENERAL ELECTRIC CAPITAL CORPORATION, CDF FUNDING, INC., GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, POLARIS ACCEPTANCE, BRUNSWICK ACCEPTANCE COMPANY, LLC OR ANY OF THEIR AFFILIATES (OTHER THAN THE ISSUER), AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

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(INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

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ASSIGNMENT

Social Security or other identifying number of assignee _________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		**
Signature Guaranteed:

**            The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT A-2

FORM OF CLASS B SERIES 2012-3 ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT (i) it will not at any time directly or indirectly institute or cause to be instituted against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy law unless Noteholders of not less than sixty-six and two-thirds percent (66 2/3%) of the Outstanding Principal BALANCE of each Class of each Series have approved such filing; and (ii) it will not at any time directly or indirectly institute or cause to be instituted against GE DEALER FLOORPLAN MASTER NOTE TRUST or CDF Funding, Inc. any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy law IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE RELATED DOCUMENTS.

THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) SUCH HOLDER IS NOT (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE), IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE ACTING ON BEHALF OF), AND IS NOT INVESTING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO

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SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY (EACH, A “BENEFIT PLAN”) OR (D) A GOVERNMENTAL PLAN, CHURCH PLAN OR NON-U.S. PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW.

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REGISTERED	$12,632,000
No. R-	CUSIP NO. 36159LCA2

GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2012-3

CLASS B SERIES 2012-3 ASSET BACKED NOTE

GE Dealer Floorplan Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 12, 2004, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of twelve million six hundred and thirty-two thousand DOLLARS ($12,632,000), or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2012-3 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the rate and in the manner set forth in the Indenture Supplement referred to herein. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to herein, or be valid for any purpose.

THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

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IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

GE DEALER FLOORPLAN MASTER NOTE TRUST, as Issuer

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Trustee on behalf of Issuer

By:
Name:
Title:

Dated:

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INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Name:
Title:

Dated:

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GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2012-3

CLASS B SERIES 2012-3 ASSET BACKED NOTE

This Class B Note (this “Note”) is one of a duly authorized issue of Notes of the Issuer, designated as GE Dealer Floorplan Master Note Trust, Series 2012-3 (the “Series 2012-3 Notes”), issued under a Master Indenture dated as of August 12, 2004 (as amended, modified or supplemented from time to time, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas (successor in interest to Wilmington Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 2012-3 Indenture Supplement dated as of July 31, 2012 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes and the Class C Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, GENERAL ELECTRIC CAPITAL CORPORATION, CDF FUNDING, INC., GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, POLARIS ACCEPTANCE, BRUNSWICK ACCEPTANCE COMPANY, LLC OR ANY OF THEIR AFFILIATES (OTHER THAN THE ISSUER), AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN

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ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

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ASSIGNMENT

Social Security or other identifying number of assignee _________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		**
Signature Guaranteed:

**           The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT A-3

FORM OF CLASS C SERIES 2012-3 ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS NOTE:

(1)	AGREES FOR THE BENEFIT OF THE ISSUER AND THE TRANSFEROR THAT THIS NOTE MAY BE SOLD, TRANSFERRED, ASSIGNED, PARTICIPATED, PLEDGED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, AND ONLY (I) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE l44A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) TO THE TRANSFEROR OR ITS AFFILIATES, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES; AND

(2)	AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT (i) it will not at any time directly or indirectly institute or cause to be instituted against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy law unless Noteholders of not less than sixty-six

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and two-thirds percent (66 2/3%) of the Outstanding Principal BALANCE of each Class of each Series have approved such filing; and (ii) it will not at any time directly or indirectly institute or cause to be instituted against GE DEALER FLOORPLAN MASTER NOTE TRUST or CDF Funding, Inc. any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy law IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE RELATED DOCUMENTS.

THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) SUCH HOLDER IS NOT (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE), IS NOT ACTING ON BEHALF OF (AND FOR SO LONG AS IT HOLDS SUCH NOTE WILL NOT BE ACTING ON BEHALF OF), AND IS NOT INVESTING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY (EACH, A “BENEFIT PLAN”) OR (D) A GOVERNMENTAL PLAN, CHURCH PLAN OR NON-U.S. PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF THIS NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SIMILAR LAW.

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REGISTERED	$18,948,000
No. R-	CUSIP NO. 36159LCB0

GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2012-3

CLASS C SERIES 2012-3 ASSET BACKED NOTE

GE Dealer Floorplan Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 12, 2004, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of EIGHTEEN MILLION NINE HUNDRED FORTY-EIGHT THOUSAND DOLLARS ($18,948,000), or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2012-3 Final Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the rate and in the manner set forth in the Indenture Supplement referred to herein. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Closing Date to but excluding such Payment Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to herein, or be valid for any purpose.

THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES AND THE CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

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IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

GE DEALER FLOORPLAN MASTER NOTE TRUST, as Issuer

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Trustee on behalf of Issuer

By:
Name:
Title:

Dated:

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INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:
Name:
Title:

Dated:

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GE DEALER FLOORPLAN MASTER NOTE TRUST
SERIES 2012-3

CLASS C SERIES 2012-3 ASSET BACKED NOTE

This Class C Note (this “Note”) is one of a duly authorized issue of Notes of the Issuer, designated as GE Dealer Floorplan Master Note Trust, Series 2012-3 (the “Series 2012-3 Notes”), issued under a Master Indenture dated as of August 12, 2004 (as amended, modified or supplemented from time to time, the “Master Indenture”), between the Issuer and Deutsche Bank Trust Company Americas (successor in interest to Wilmington Trust Company), as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 2012-3 Indenture Supplement dated as of July 31, 2012 (the “Indenture Supplement”), and representing the right to receive certain payments from the Issuer. The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A Notes and the Class B Notes will also be issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, GENERAL ELECTRIC CAPITAL CORPORATION, CDF FUNDING, INC., GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, POLARIS ACCEPTANCE, BRUNSWICK ACCEPTANCE COMPANY, LLC OR ANY OF THEIR AFFILIATES (OTHER THAN THE ISSUER), AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee shall treat the person in whose name this Note is registered as the owner hereof for all purposes, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN

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ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

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ASSIGNMENT

Social Security or other identifying number of assignee _________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                   (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:		**
Signature Guaranteed:

**            The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT B

Form of Monthly Servicer’s Certificate

GE Dealer Floorplan Master Note Trust
Series 2012-3

Payment Date:	[•]
Collection Period Ended:	[•]
Closing Date:	July 31, 2012
Next Payment Date:	[•]
Expected Principal Payment Date:	[•]
Final Maturity Date:	[•]

Note Payment Detail

Class	CUSIP		Interest Rate		Original Face Value			Beginning Class Balance			Principal Payment Amount			Interest Payment Amount			Total			Ending Class Balance
A	[•	]	[•	]%	$	[•	]	$	[•	]	$	[•	]	$	[•	]	$	[•	]	$	[•	]
B	[•	]	[•	]%		[•	]		[•	]		[•	]		[•	]		[•	]		[•	]
C	[•	]	[•	]%		[•	]		[•	]		[•	]		[•	]		[•	]		[•	]
TOTALS					$	[•	]	$	[•	]	$	[•	]	$	[•	]	$	[•	]	$	[•	]

Beginning of Month Balance	$	[•	]
New Volume		[•	]
Principal Collections		[•	]
Defaulted Amount		[•	]
End of Month Balance	$	[•	]
Annualized Yield		[•	]%

Aggregate Principal Receivables
End of Month Balance	$	[•	]
Adjustment for charged-off Receivables	$	[•	]
Aggregate Principal Receivables	$	[•	]

Overconcentrations
Are there any Product Line Overconcentrations?				[Y/N	]
	$	[•	]
Are there any Dealer Overconcentrations?				[Y/N	]
	$	[•	]
Are there any Manufacturer Overconcentrations?				[Y/N	]
	$	[•	]

Discount Factor				[•	]%

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	Total			Overconcentrations
Collections
Principal Collections		[•	]		[•	]		[•	]
Non-Principal Collections		[•	]		[•	]		[•	]
Total Collections	$	[•	]	$	[•	]	$	[•	]

Defaults
Default Amount	$	[•	]	$	[•	]	$	[•	]
Series Allocation Percentage								[•	]%
Investor Default Amount							$	[•	]

Charge-offs
Investor Charge-offs	$	[•	]

Allocation of Available Non-Principal Collections
Series Allocation Percentage		[•	]%
Available Non-Principal Collections Allocated to Series	$	[•	]

Application of Available Non-Principal Collections and Available Principal Collections

(a) Available Non-Principal Collections Allocated to Series	$	[•	]

(i) (A) Amount to Indenture Trustee	$	[•	]
(B) Amount to Trustee	$	[•	]
(C) Amount to Administrator	$	[•	]
(D) Amount to Custodian	$	[•	]

(ii) Noteholder Servicing Fee	$	[•	]
Unpaid Servicer Advances and interest thereon	$	[•	]

(iii) Class A Monthly Interest	$	[•	]
(iv) Class B Monthly Interest	$	[•	]
(v) Class C Monthly Interest	$	[•	]

(vi) Investor Default Amount (treated as Available Principal Collections)	$	[•	]

(vii) Investor Charge-offs	$	[•	]
Reimbursement of Investor Charge-offs		[•	]
Unreimbursed Investor Charge-offs		[•	]
Reallocation Principal Collections		[•	]

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Reimbursement of Reallocated Principal Collections		[•	]
Unreimbursed Reallocated Principal Collections		[•	]
Sum of Unreimbursed Investor Charge-offs and Reallocated Principal Collections	$	[•	]

(viii) Amount Required to be Deposited to the Reserve Account	$	[•	]

(ix) Remaining Amounts due to:
Indenture Trustee	$	[•	]
Trustee	$	[•	]
Administrator	$	[•	]
Custodian	$	[•	]

(x) Amounts otherwise required to be Deposited to Principal Account	$	[•	]
(xi) (If Early Amortization Period has not occurred)
Release to Issuer to make required yield payments on the Principal Overcollateralization Amount	$	[•	]

Excess Non Principal Collections for Series 2012-3	$	[•	]
[Include rows for each outstanding series.]		[•	]
Total Excess Non Principal Collections	$	[•	]

Non Principal Shortfalls for Series 2012-3	$	[•	]
[Include rows for each outstanding series.]		[•	]
Total Non Principal Shortfalls	$	[•	]

Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2012-3	$	[•	]
[Include rows for each outstanding series.]		[•	]
Total Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls	$	[•	]

Released to Transferor	$	[•	]

(b) Revolving Period

Principal Collections Allocated to Series According to Section 4.3(b)(ii)(x) of Indenture Supplement	$	[•	]

Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	$	[•	]

B-3	2012-3 Indenture Supplement

(c) Controlled Accumulation Period

Principal Collections Allocated to Series According to Section 4.3(b)(ii)(y) of Indenture Supplement	$	[•	]
Available Principal Collections treated as Shared Principal Collections	$	[•	]

(i) Monthly Principal Deposited into the Principal Account	$	[•	]
(ii) Monthly Principal Deposited to Distribution Account and paid to:
Class A	$	[•	]
Class B	$	[•	]
Class C	$	[•	]
(iii) Principal Overcollateralization Amount	$	[•	]
(iv) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	$	[•	]

Early Amortization Period

Principal Collections Allocated to Series According to Section 4.3(b)(ii)(z) of Indenture Supplement	$	[•	]

(i) Monthly Principal Deposited into the Principal Account	$	[•	]
(ii) Monthly Principal Deposited to Distribution Account and paid to:
Class A	$	[•	]
Class B	$	[•	]
Class C	$	[•	]
(iii) Amount equal to the Principal Overcollateralization release to Issuer (after the Note Principal Balance shall have been paid in full)	$	[•	]
(iv) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	$	[•	]

Shared Principal Collections for Principal Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	$	[•	]

Aggregate Principal Shortfall for Principal Sharing Series	$	[•	]
Aggregate Shared Principal Collections to Principal Shortfall for Series 2012-3	$	[•	]
[Include rows for each outstanding series.]	$	[•	]

Amount Deposited into the Excess Funding Account	$	[•	]

Released to Issuer	$	[•	]

B-4	2012-3 Indenture Supplement

Credit Enhancement (Series Level)
Required Reserve Account
Required Reserve Account Percentage		[•	]%
Note Principal Balance	$	[•	]
Required Reserve Account Amount	$	[•	]
Reserve Account Interest Earnings withdrawn	$	[•	]
Beginning Reserve Account Amount	$	[•	]
Reserve Account Deposits	$	[•	]
Reserve Account Withdrawals	$	[•	]
Ending Reserve Account Amount	$	[•	]

Reserve Account Deficiency	$	[•	]

Principal Overcollateralization Amount	$	[•	]

Non Principal Account (Series Level Account)
Beginning Balance	$	[•	]
Deposits		[•	]
Disbursements		[•	]
Ending Balance	$	[•	]

Principal Account (Series Level Account)
Beginning Balance	$	[•	]
Deposits		[•	]
Disbursements		[•	]
Ending Balance	$	[•	]

Free Equity Amount (Trust Level)
Note Trust Principal Balance	$	[•	]
Note Principal Balance	$	[•	]
Principal Overcollateralization Amount	$	[•	]
Excess Investor Charge-Offs and Reallocated Principal Collections	$	[•	]
Aggregate Collateral Amount for all Series of Notes Outstanding		[•	]
Free Equity Amount	$	[•	]

Minimum Free Equity Percentage		[•	]%
Total Overconcentration		[•	]
Minimum Free Equity Amount	$	[•	]

Excess Funding Account (Trust Level Account)
Beginning Balance	$	[•	]
Deposits		[•	]
Disbursements		[•	]
Ending Balance	$	[•	]

B-5	2012-3 Indenture Supplement

Summary of Allocation of Collections
Total Principal Collections	$	[•	]
Principal Collections Allocated to Series 2012-3		[•	]
[Include rows for each outstanding series.]		[•	]
Principal Collections Not Allocated to Any Series and Released to Issuer	$	[•	]

Total Non-Principal Collections	$	[•	]
Non-Principal Collections Allocated to Series 2012-3		[•	]
[Include rows for each outstanding series.]		[•	]
Non-Principal Collections Not Allocated to Any Series and Released to Issuer	$	[•	]

Performance
(1) Are there any material modifications, extensions, or waivers to pool assets?	[Y/N	]

(2) Are there any material breaches of pool of assets, representation and warranties or covenants?	[Y/N	]

(3) Are there any changes in criteria used to originate, acquire, or select new pool assets?	[Y/N	]

(4) Has the Master Servicer made any Servicer Advances during the previous collection period?	[Y/N	]

(5) Has an early amortization event occurred?	[Y/N	]

(6) Have any Payment Rate Triggers been met?	[Y/N	]

Current Monthly Payment Rate	[•	]%
Prior Monthly Payment Rate	[•	]%
Second Prior Monthly Payment Rate	[•	]%
3 Month Average Monthly Payment Rate	[•	]%

(7) Has the Default Rate Trigger been met?

Current Monthly Default Rate	[•	]%
Prior Monthly Default Rate	[•	]%
Second Prior Monthly Default Rate	[•	]%
3 Month Average Monthly Period Default Rate	[•	]%

(8) Reserve Account balance < Reserve Account trigger

Reserve Account balance	[•	]%
(A) Required Reserve Account Percentage minus 0.25% times	[•	]%
(B) Note Principal Balance	[•	]%
Reserve Account Trigger	[•	]%

B-6	2012-3 Indenture Supplement

(9) The sum of all investments held in trust accounts of the Issuer >50% of the assets of the Issuer

Current Month	[•	]%
Prior Month	[•	]%
Second Prior Month	[•	]%
Third Prior Month	[•	]%
Fourth Prior Month	[•	]%
Fifth Prior Month	[•	]%

(10) Have any new series been issued during the related monthly collection period?	[Y/N	]

(11) Have any account additions or account removals (other than Inactive Accounts) occurred during the related monthly collection period?	[Y/N	]

Delinquency

Days Outstanding	Amount (Dollars in Millions)			Percentage of Total Receivables Outstanding
31-60 Days	$	[•	]	[•	]%
61-90 Days		[•	]	[•	]%
91-120 Days		[•	]	[•	]%
121-150 Days		[•	]	[•	]%
151-180 Days		[•	]	[•	]%
181+ Days		[•	]	[•	]%
Total	$	[•	]	[•	]%

B-7	2012-3 Indenture Supplement

IN WITNESS WHEREOF, the undersigned has duly executed this Monthly Noteholder’s Statement as of the [•] day of [•] 20[••].

General Electric Capital Corporation,
as Master Servicer

By:
Name:
Title:

B-8	2012-3 Indenture Supplement